UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): March 31, 2021
OneSpaWorld Holdings Limited (Exact name of registrant as specified in its charter)
Commonwealth of The Bahamas (State or other jurisdiction of incorporation)	001-38843 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd
Office Number 2
Pineapple Business Park
Airport Industrial Park

P.O. Box N-624
Nassau, Island of New Providence, Commonwealth of The Bahamas
(Address of principal executive offices)

Tel: (242) 322-2670 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.), $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

KE 75900176.1

Item 5.02Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2020, OneSpaWorld Holdings Limited (“OneSpaWorld” or the “Company”) announced that Glenn Fusfield, Chief Executive Officer and member of the Board of Directors of OneSpaWorld (the “Board”), planned to retire on March 31, 2021 following a transition period during which he remained in his position and continued to run the business in the ordinary course.

On March 31, 2021, OneSpaWorld announced the retirement of Glenn Fusfield as planned. Mr. Fusfield transitioned to a non-employee director and will continue to serve in that role, and will receive certain payments and benefits as a result of Mr. Fusfield’s leadership and contribution during the transition period, as previously announced and described in the Company’s Current Report on Form 8-K on September 16, 2021 and the transition and retirement agreement dated as of September 15, 2020 (the “Transition Agreement”), between Mr. Fusfield and the Company filed therewith. The foregoing is not a complete description of the parties’ rights and obligations under the Transition Agreement, and such description is qualified by reference to the full text and terms of the agreement, which is incorporated herein by reference.

On September 16, 2020, OneSpaWorld announced that it expected to appoint Leonard Fluxman, the Executive Chairman of OneSpaWorld, as the Chief Executive Officer upon the retirement of Mr. Fusfield.

On March 31, 2021, the Company announced that Leonard Fluxman was appointed Chief Executive Officer by the Board as planned. In connection with his appointment, Mr. Fluxman and the Company entered into an amended employment agreement to reflect his new title of Executive Chairman and Chief Executive Officer.  Mr. Fluxman, age 61, has over 20 years’ experience in the hospitality industry. Mr. Fluxman has served as the Company’s Executive Chairman since 2018 and previously served as the Company’s Chief Executive Officer from 2001 through 2018. Mr. Fluxman’s compensation did not change in connection with his appointment as Chief Executive Officer.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit Number	Description
5.02

Transition and Retirement Agreement, dated September 15, 2020, between OneSpaWorld Holdings Limited and Glenn Fusfield (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated September 15, 2020, filed on September 16, 2020).

99.1	Press Release dated March 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: April 6, 2021	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Operating Officer and Chief Financial Officer